Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE CONSERVATIVE ALLOCATION FUND

WELLS FARGO ADVANTAGE MODERATE BALANCED FUND

WELLS FARGO ADVANTAGE ASSET ALLOCATION FUND

WELLS FARGO ADVANTAGE GROWTH BALANCED FUND

WELLS FARGO ADVANTAGE AGGRESSIVE ALLOCATION FUND

Administrator Class

Supplement dated April 17, 2008, to the Prospectus dated February 1, 2008.

Effective immediately, the following information is added to the Prospectus, following the section “Pricing Fund Shares,” which begins on page 37:

Shareholder Servicing Plan

The Funds have a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

Compensation to Dealers and Shareholder Servicing Agents

In addition to dealer reallowances and payments made by each Fund for distribution and shareholder servicing, the Fund’s adviser, the distributor or their affiliates make additional payments (“Additional Payments”) to certain selling or shareholder servicing agents for the Fund, which include broker-dealers.These Additional Payments are made in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.These Additional Payments, which may be significant, are paid by the Fund’s adviser, the distributor or their affiliates, out of their revenues, which generally come directly or indirectly from fees paid by the entire Fund complex.

In return for these Additional Payments, the Fund’s adviser and distributor expect to receive certain marketing or servicing advantages that are not generally available to mutual funds that do not make such payments. Such advantages are expected to include, without limitation, placement of the Fund on a list of mutual funds offered as investment options to the selling agent’s clients (sometimes referred to as”Shelf Space”); access to the selling agent’s registered representatives; and/or ability to assist in training and educating the selling agent’s registered representatives.

Certain selling or shareholder servicing agents receive these Additional Payments to supplement amounts payable by the Fund under the shareholder servicing plans. In exchange, these agents provide services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund’s transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

The Additional Payments may create potential conflicts of interests between an investor and a selling agent who is recommending a particular mutual fund over other mutual funds. Before investing, you should consult with your financial consultant and review carefully any disclosure by the selling agent as to what monies they receive from mutual fund advisers and distributors, as well as how your financial consultant is compensated.

The Additional Payments are typically paid in fixed dollar amounts, or based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of sales and/or assets under management, or a combination of the above.The Additional Payments are either up-front or ongoing or both.The Additional Payments differ among selling and shareholder servicing agents. Additional Payments to a selling agent that is compensated based on its customers’ assets typically range between 0.05% and 0.30% in a given year of assets invested in the Fund by the selling agent’s customers. Additional Payments to a selling agent that is compensated based on a percentage of sales typically range between 0.10% and 0.15% of the gross sales of the Fund attributable to the selling agent. In addition, representatives of the Fund’s distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares.The costs associated with such visits may be paid for by the Fund’s adviser, distributor, or their affiliates, subject to applicable FINRA regulations.

More information on the FINRA member firms that have received the Additional Payments described in this section is available in the Statement of Additional Information, which is on file with the SEC and is also available on the Wells Fargo Advantage Funds website at www.wellsfargoadvantagefunds.com

AFR048/P501SP